Exhibit 99.2

Nasdaq: PASG © 2025 Passage Bio. All rights reserved. Corporate Presentation June 2025

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical studies and the availability of clinical data from such trials; timing of feedback from regulatory authorities; the potential of our product candidates versus other treatment options and clinical candidates; our expectations about cash runway; and the ability of PBFT02 to treat FTD-GRN or FTD-C9orf72. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy Established suspension-based PBFT02 manufacturing process to support late-stage development Cash runway expected to the end of 1Q 2027* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of March 31, 2025.

4 Validating the Therapeutic Potential of PBFT02 Promising data from initial clinical study of PBFT02 in FTD-GRN Genetic form of FTD caused by GRN mutations, which lead to progranulin (PGRN) deficiency No approved disease-modifying therapies One-time, gene replacement therapy Proprietary AAV1 construct Nonsurgical injection directly to cerebrospinal fluid (CSF) Durable, elevated CSF PGRN levels* Urgent Patient Need in FTD-GRN Differentiated, Potential Best-in-Class Profile Fast Track and Orphan Drug Designation * Based on interim data.

5 Significant Market Opportunity for PBFT02 Across Multiple Neurodegenerative Diseases ~18,000 ~21,000 ~72,600 ~3.9M FTD-GRN1–3 FTD-C9orf722–4 AMYOTROPHIC LATERAL SCLEROSIS (ALS) 5–6 ALZHEIMER’S DISEASE (GRN SNP)*7–8 * rs5848 single nucleotide polymorphism (SNP) 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. Estimated Prevalence (US and EU) Current clinical programs

6 Anticipated Upcoming Milestones and Data Readouts 2H 2025 1H 2026 Report updated interim safety and biomarker data from Dose 2 Seek regulatory feedback on registrational trial design Submit upliFT-D protocol amendment to health authorities Seek regulatory feedback on suspension-based manufacturing process comparability

PBFT02 Frontotemporal Dementia

8 FTD: A Devastating Adult Disease OVERVIEW • Fatal adult-onset neurodegenerative disease affecting the frontal and temporal lobes of the brain, characterized by a decline in behavior, language and executive function • One of the most common causes of early-onset dementia worldwide, disproportionately affecting individuals aged 40-65 years CLINICAL SYMPTOMS Disease progression is rapid and degenerative, including loss of speech, loss of expression, behavioral changes and immobility On average, people with FTD live 8 years after the onset of symptoms

9 Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharmacol Sci. 2022, 43:641-652

10 Elevated PGRN Increases Potential for Improved Cellular Function • Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways –Major role is regulating intracellular lysosomal activity –Extracellular PGRN is endocytosed via multiple receptors • Driving elevated PGRN levels in the extracellular space increases the amount of PGRN available to enter target CNS cells • Able to leverage cross-correction mechanism: secreted PGRN can be taken up by non-transduced cells Paushter et al. Acta Neuropathol. 2018;136:1-17. Rhinn et al. Trends Pharmacol Sci. 2022; 43:641-652.

11 Preclinical NHP: AAV1 Achieved the Highest Levels of CSF PGRN • AAV1 resulted in superior CSF hPGRN levels, 5x higher than AAV5 and AAVhu68 (an AAV9 variant) vectors, after ICM administration Rhesus macaques (n=2/gp) ICM-delivered AAV.hPGRN (3.3 x 1011 GC/g brain), day 0 *Size and duration of elevation muted by immune response to human PGRN. Shading: Healthy adult sample range for CSF PGRN, n = 61 (Passage Bio data) CSF, cerebrospinal fluid; GC, genome copies; ICM, intra-cisterna magna; NHP, non-human primate. Reference: Hinderer et al., Ann Clin Trans Neurol. 2020; 7:1843-1853 Human PGRN in NHP CSF Vector Comparison

12 Preclinical NHP: ICM Administration of PBFT02 Led to Broad Distribution of Vector Throughout Brain/Spinal Cord Vector Biodistribution in NHPs 90 days post-ICM PBFT02 • Robust, dose-dependent vector delivery to cortical and sub-cortical brain regions affected in FTD • NHP low dose, equivalent to clinical Dose 1 of PBFT02 in upliFT-D study, resulted in ~10⁴ GC/μg DNA in all sampled areas throughout the brain n=3/gp. Data are mean +/- SEM. CBL, cerebellum; Cerv, cervical; DRG, dorsal root ganglion; FCX, frontal cortex; GC, genome copies; Hipp, hippocampus; ICM, intra-cisterna magna; LLoQ, lower limit of quantitation; Lumb, lumbar; OCX, occipital cortex; PCX, parietal cortex; TCX, temporal cortex; Thor, thoracic; TRG, trigeminal root ganglion; Veh, vehicle

13 Preclinical Grn–/– Mice: Expression of hPGRN Improved Lysosomal Dysfunction and Neuroinflammation in the Brain Greatest pathological benefit was associated with the highest PGRN levels in the CSF Lipofuscin deposition and microglial activation are hallmark pathologies seen in FTD; Improvements in both measures were seen in cerebral cortex, thalamus, and hippocampus after PBFT02 administration Grn–/– and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls were untreated mice on Day 1. Bars: mean +/- SEM. # ## p < 0.01, ### p < 0.005 vs WT control; *p < 0.05, ***p < 0.005 vs Grn-/- + V , one-way ANOVA followed by Tukey’s multiple comparisons test. Grn, granulin gene; ICV, Intra-cerebroventricular; PGRN, progranulin; WT, wildtype PBFT02 reduced lipofuscin deposition at all doses, suggesting improved lysosomal dysfunction Dose-dependent elevations in CSF PGRN after PBFT02 led to progressive reductions in microglial activation Thalamus Lipofuscin Thalamus CD68 Immunohistochemistry

14 TRIAL DESIGN upliFT-D: Global Phase 1/2 Trial with PBFT02 DURATION 2 years; with additional 3 years of follow-up for safety and durability of effect PRIMARY ENDPOINTS Safety and tolerability SECONDARY ENDPOINTS Biomarkers • Progranulin (CSF, plasma) • vMRI • Retinal nerve fiber layer and retinal lipofuscin deposits via OCT • NfL (CSF, plasma) Clinical • CDR + NACC FTLD sum of boxes EXPLORATORY BIOMARKERS • Cathepsin D (CSF) • GFAP (CSF, plasma) • LAMP 1 (CSF) • Lys-GL1 (CSF) COHORT 1 (n=5) Dose 1 COHORT 2 (n=4) Dose 1 / Dose 2 COHORT 3 (n=5-10) COHORT 4 (n=3-5) Dose 2 COHORT 5 (n=3-5) IDMC review Phase Multicenter Open-label Dose exploration study 1/2 Complete Dose 1: 4.5e13 GC Dose 2: 2.2e13 GC FTD-GRN FTD-C9orf72

15 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection –Allows for broad CNS biodistribution1 –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Brief (<60 min), non-surgical, CT-guided procedure for precise delivery to the cisterna magna Cisterna –Procedure avoids penetration of brain tissue magna 1. Hinderer et. al, Hum Gene Ther. 2018; 29:15-24.

16 Key Baseline Demographics for FTD-GRN Participants Dose 1 (n=7); Dose 2 (n=1) (n=8) Mean / % / n Range Age (yrs) 64.4 51-72 Sex M: 50% F: 50% FTD-GRN phenotype (n) bvFTD: 5 PPA: 3 Disease duration at baseline (yrs) 2.9 1 - 5 PGRN, CSF (ng/mL) 2.1 1.5 - 2.9 PGRN, plasma (ng/mL) 36.6 22.4 - 89.0 NfL, plasma (pg/mL) 51.9 12.4 - 111 Clinical Dementia Rating Scale1, Global (%) 1: 50% 2: 50% Clinical Dementia Rating Scale1, Sum of Boxes 10.3 5 - 17 1CDR® +NACC FTLD. bvFTD, behavioral variant; IvPPA, logopenic variant primary progressive aphasia; svPPA, semantic variant PPA; nfvPPA, nonfluent variant PPA.

17 upliFT-D: PBFT02 Interim Safety Profile • In 5 of 8 patients, all treatment emergent AEs were mild to moderate in severity • 3 of 8 patients experienced a total of 4 SAEs Dose 1 – Patient 1: asymptomatic venous sinus thrombosis (VST) and hepatotoxicity, leading to a revised immunosuppression regimen in all subsequent patients** – Patient 7: asymptomatic VST, completely resolved prior to day 30 following treatment with anticoagulants. No evidence of hepatotoxicity, immune response or other laboratory abnormalities Dose 2 – Patient 8: pulmonary embolism (PE) in setting of a concurrent systemic infection. PE responded to treatment with anticoagulants • No evidence of DRG toxicity • No complications during ICM administration PBFT02 Interim Safety Highlights* FTD-GRN Patients (Dose 1 n=7; Dose 2 n=1) *Data as of June 15, 2025 **Patient 1 received oral prednisone 60 mg daily through day 60; subsequent patients received a revised immunosuppressive regimen of 1g methylprednisolone IV daily to day 3, followed by oral prednisone 60 mg to day 60, then taper AE, adverse event; DRG, dorsal root ganglion; ICM, intra-cisterna magna; PE, pulmonary thromboembolism; SAE, serious adverse event; VST, venous sinus thrombosis.

18 PBFT02 Generated Robust, Durable Increases in CSF PGRN in FTD-GRN Patients 0 10 20 30 40 0 3 6 9 12 15 18 CSF PGRN, ng/mL Time (months) Progranulin, CSF Dose 1 Dose 2 Mean +/- SEM Shading: Healthy adult sample range for CSF PGRN (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) Dose 1: 4.5e13 GC; Dose 2: 2.2e13 GC CSF, cerebrospinal fluid; M, month First Dose 2 patient (Patient 8) increased from 1.5 ng/mL at baseline to 7.6 ng/mL at M1, approaching the upper healthy adult range Healthy adult range Dose 1 N: 7 7 6 4 2

19 Plasma NfL Showed Early Evidence of Improvement in a Disease Progression Biomarker vs. Natural History 29.0% 28.0% 3.7% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% % Change Plasma NfL Annual Rate of Change Published NHx (n=15) ALLFTD (n=11) PBFT02 (n=4) Mean +/- SEM PBFT02 patients (n=4): Baseline plasma NfL (neurofilament light chain) range: 39.6 to 45.6 pg/mL. Average time since diagnosis 2.3 years. 1 Published natural history: 15 symptomatic FTD-GRN patients; mean years since diagnosis: 2.9 (Saracino et al, 2021; ). 2 Passage Bio analysis of ALLFTD natural history sample comprised of individuals with a pathogenic GRN mutation and a CDR+NACC FTLD global score between 0.5 and 2, inclusive. 3 van der Ende et al, Lancet Neurol 2019; 18:1103-11. J Neurol Neurosurg Psych 92:1278-1288 • Plasma NfL is the only FTD-GRN disease progression biomarker with longitudinal natural history data available1,3 • PBFT02-treated patients with 12 months follow-up (n=4) had a reduced annual rate of change in plasma NfL compared to published natural history data Natural History upliFT-D 1 2

20 PBFT02 Offers Best-in-Class Therapeutic Potential PBFT02 Product Candidate AAV1 gene therapy delivering GRN Anti-sortilin antibody AAV9 gene therapy delivering GRN Stage of Development Phase 1/2 Phase 3 Phase 1/2 Route of Administration ICM IV ICM Expected Frequency of Administration One Time Monthly One Time CSF PGRN Level at 12m1 26 ng/mL (mean; n=4) ~4-5 ng/mL (n=9)2 ~4-8 ng/mL (n=7 higher dose)3 Durability of CSF PGRN Expression1 Durable at 18 m (n=2) n/a (monthly admin) Declining from 2 to 12m (n=7 higher dose)3 PBFT02 uniquely positioned to offer a one-time therapy capable of achieving highest progranulin levels 1 Clinical evidence based on public disclosure. Results are derived from different clinical trials at different points in time. No head-to-head trials have been conducted among the results shown. Comparing the results from different trials may be unreliable due to different protocol designs, trial design, patient selection and populations, number of patients, trial endpoints, trial objectives and other parameters that may not be the same between trials. 2 Alector 2021 AAIC presentation. 3 Lilly/Prevail AD/PD Mar 2024 presentation and abstract.

21 Summary: FTD-GRN SAFETY1 Dose 1 (n=7) & Dose 2 (n=1) •In 5 of 8 patients, all treatment emergent AEs were mild to moderate •3 of 8 patients experienced a total of 4 SAEs •No evidence of clinically significant immune response following introduction of new immunosuppression regimen •No evidence of DRG toxicity •No complications during ICM administration BIOMARKERS •Potential best-in-class PGRN profile at Dose 1 •Robust, consistent elevation of CSF PGRN •Durable response to 18 months •No increase in plasma PGRN levels up to 18 months •Plasma NfL in treated patients showed early evidence of improvement vs. natural history *Data as of June 15, 2025 AE, adverse event: DRG, dorsal root ganglion; ICM, intra-cisterna magna; NfL, neurofilament light chain; SAE, serious adverse event

22 Anticipated Program Next Steps • Patient 9 to receive Dose 2 PBFT02 with additional safety monitoring Complete Cohort 2 (n=4) Plan to amend & submit study protocol in July 2025 Enroll patients under amended protocol • Introduce short course of low dose prophylactic anticoagulation • Revise inclusion criteria to allow for enrollment of patients who are prodromal or have mild cognitive impairment and exclude more severely progressed patients • FTD-GRN (Cohort 3) • FTD-C9orf72 (Cohort 4)

Looking Ahead

24 PBFT02 has Potential to Correct Underlying Pathology in FTD-GRN, FTD-C9orf72 and ALS TDP-43 pathology is a hallmark of multiple neurodegenerative diseases1 • TDP-43 mislocalizes from nucleus to cytoplasm and forms inclusion bodies 1. Rhinn H et al. Trends Pharmacol Sci. 2022; 43:641-652

25 TDP-43 pathology due to lysosomal dysfunction (GRN/ TMEM106 double knockout, DKO) reduced by AAV.hPGRN1 Elevated PGRN Ameliorates TDP-43 Pathology in Preclinical Models AAV delivered hPGRN to mouse brain TDP-43 pathology in DKO mice reduced by AAV.hPGRN Elevated PGRN reduced insoluble TDP-43 in mouse spinal cord Elevated PGRN extended survival of TDP-43 mutant mice Elevated PGRN ameliorated TDP-43 pathology and disease course in a preclinical model2 • Elevated PGRN also prevented degeneration of large axon fibers in TDP-43 mice • PGRN neuroprotection from pleiotropic effect, not single pathway 1. Reich et al. Sci Transl Med. 2024; 16(750); 2. Beel et al. Mol Neurodegen. 2018: 13:55.; Laird et al. PLoS One 2010; 5:e13368. DKO, double gene knockout; GRN, granulin gene; PGRN, progranulin; TDP-43, transactive response DNA binding protein 43 kDa † PGRN increased to >2x endogenous levels

26 Critical Manufacturing Milestones Achieved to Enable Late-Stage Development Functional Potency Assay Developed assay and reached alignment with FDA on suitability of assay for PBFT02 release Robust Manufacturing Process Completed development of high-productivity, suspension-based manufacturing process Single production lot estimated to yield >1,000 doses1 with >70% full capsids Registrational Study Approach • Seek feedback on registrational strategy in 1H 2026 • Leverage recent GTx precedents for utilizing natural history (NHS) data as external control • Analyze existing FTD-GRN NHS databases with >300 patients 1 Estimated yield based on Dose 2

27 Upcoming Milestones and Corporate Updates PIPELINE • Advancing Huntington’s disease preclinical program BALANCE SHEET • Cash balance of ~$63 million as of 3/31/25* • Cash runway into 1Q 2027 * Based on cash, cash equivalents and marketable securities TIMING MILESTONE July 2025 Submit upliFT-D protocol amendment to health authorities in July 2025 2H 2025 Seek regulatory feedback on suspension-based manufacturing process comparability 1H 2026 Report updated interim safety and biomarker data from Dose 2 in 1H 2026 1H 2026 Seek regulatory feedback on registrational trial design in FTD-GRN in 1H 2026

28 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy Established suspension-based PBFT02 manufacturing process to support late-stage development Cash runway expected to the end of 1Q 2027* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of March 31, 2025.

Thank You passagebio.com | NASDAQ: PASG

30 Program Indication US/EU prevalence Discovery Preclinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia - GRN 18,0001-3 Frontotemporal dementia - C9orf72 21,0002-4 Amyotrophic lateral sclerosis 72,6005-6 Alzheimer’s disease with rs5848 SNP 3.9M7-8 Unnamed Huntington’s disease 60,0009 Focused Pipeline Addressing Rare and Prevalent Neurodegenerative Indications 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. 9. Crowell et al. Neuroepi. 2021; 55:361-368

31 Demonstrated Leadership LEADERSHIP TEAM Deep experience in rare disease, CNS disorders and genetic medicines Eden Fucci SVP Technical Operations BOARD OF DIRECTORS Maxine Gowen, Ph.D. Chairwoman Athena Countouriotis, M.D. Avenzo Therapeutics Derrell Porter, M.D. cTRL Therapeutics Dolan Sondhi, Ph.D. Weill Cornell Medicine Sandip Kapadia Harmony Biosciences Saqib Islam, J.D. SpringWorks Thomas Kassberg Ultragenyx William Chou, M.D. President & Chief Executive Officer Stuart Henderson Chief Business Officer William Chou, M.D. President & Chief Executive Officer Chip Cale In Memoriam Kathleen Borthwick Chief Financial Officer Karl Whitney, Ph.D. SVP Global Regulatory Affairs Sue Browne, Ph.D. Chief Scientific Officer

32 GRN rs5848 SNP associated with accelerated disease in FTD-C9orf72 patients Decreased PGRN Associated with Greater Disease Severity in Multiple CNS Conditions GRN rs5848 SNP associated with accelerated disease in FTD-C9orf72 patients 1. van Blitterswijk et al. Mol Neurodegen. 2014; 9:38 AD, Alzheimer’s disease; ALS, amyotrophic lateral sclerosis; GRN, granulin gene; PGRN, progranulin; SNP, single nucleotide polymorphism PGRN SNPs are genetic risk factors for CNS diseases • GRN rs5848 SNP results in ~15% reduction in PGRN levels • PGRN SNPs increase risk for, and worsen severity of, FTD/ALS-C9orf72 and AD1